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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO RULE 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 6, 1999
                                                  -----------


                                 AVNET, INC.
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            (Exact name of Registrant as Specified in its Charter)


         New York                   1-4224              11-1890605
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(State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)           File Number)      Identification No.)


2211 South 47th Street                                    85034
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code: (602) 643-2000
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                                Not Applicable
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         (Former Name or Former Address if Changed Since Last Report)

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Item 5. Other Events
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        Exhibit 3(i)(a) to this Report is the Certificate of Amendment of the
Certificate of Incorporation of Avnet, Inc. filed with the New York Department of State on February 11, 1999.

        Exhibit 3(i)(b) to this Report is the Restated Certificate of Incorporation of Avnet, Inc. filed with the New York Department of State on February 22, 1999.

        Exhibit 10 to this Report is the Avnet 1997 Stock Option Plan as amended and restated on January 29, 1999.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (a)     Inapplicable
        (b)     Inapplicable
        (c)     Exhibits:

        Exhibit 3(i)(a) to this Report is the Certificate of Amendment of the Certificate of Incorporation of Avnet, Inc. filed with the New York Department of State on February 11, 1999.

        Exhibit 3(i)(b) to this Report is the Restated Certificate of Incorporation of Avnet, Inc. filed with the New York Department of State on February 22, 1999.

        Exhibit 10 to this Report is the Avnet 1997 Stock Option Plan as amended and restated on January 29, 1999.


                                  SIGNATURE
                                  ---------

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AVNET, INC.
                                                (Registrant)

Date:   May 6, 1999                     By:     /s/ Raymond Sadowski
                                                -------------------------
                                                Raymond Sadowski
                                                Senior Vice President and
                                                Chief Financial Officer
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                                EXHIBIT INDEX

Exhibit Number          Description of Exhibit
--------------          ----------------------

Exhibit 3(i)(a) Certificate of Amendment of the Certificate of Incorporation of Avnet, Inc. filed with the New York Department of State on February 11, 1999.

Exhibit 3(i)(b)         Restated Certificate of Incorporation of Avnet, Inc.
                        filed with the New York Department of State on February 22, 1999.

Exhibit 10 Avnet 1997 Stock Option Plan as amended and restated on January 29, 1999.